                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-21074

                 Cohen & Steers Premium Income Realty Fund, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2003

Item 1. Reports to Stockholders.

The registrant's semi-annual report to shareholders, for the period ended June 30, 2003, is hereby included.

Item 9. Controls and Procedures.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits.

(a)(2)(i) Certification, dated as of August 19, 2003, of Robert H. Steers, principal executive officer of the registrant.

(a)(2)(ii) Certification, dated as of August 19, 2003, of Martin Cohen, principal financial officer of the registrant.

(b) (1) Certification, dated as of August 19, 2003, of Robert H. Steers, chief executive officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

(b) (2) Certification, dated as of August 19, 2003, of Martin Cohen, chief financial officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

         By: /s/ Robert H. Steers, Chairman

         Date: August 19, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         By: /s/ Robert H. Steers, Chairman, Secretary and principal executive officer

         Date: August 19, 2003

         By: /s/ Martin Cohen, President, Treasurer and principal financial officer

         Date: August 19, 2003

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

July 23, 2003

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and six months ended June 30, 2003. The net asset value at that date was $15.82. In addition, during the quarter, three $0.115 per share monthly dividends were declared and paid.

MIDYEAR REVIEW

    For the quarter, Cohen & Steers Premium Income Realty Fund had a total return, based on income and change in net asset value, of 20.8%. This compares to the NAREIT Equity REIT Index's(a) total return of 13.1%. For the six months ended June 30, 2003, the fund's total return was 21.4%, compared to NAREIT's 13.9%.

    At long last, nearly every sector of the U.S. financial markets provided exceptional returns in the second quarter. REITs extended their winning streak to over three years, and posted their best quarterly return since the fourth quarter of 1996. In addition, the stock market arose from its three year slump and posted its best performance (15.4% total return for the S&P 500 Index) since the fourth quarter of 1998. Bonds extended what has now been, effectively, a 22-year bull market, with the 30-year Treasury bond registering a total return of 5.4%.

    There was an avalanche of geopolitical and economic news in the past three months, most of it with positive implications. War in Iraq abated while steps toward peace in the Middle East were promising. Congress passed tax cut legislation, with a great deal of benefit going to investors by virtue of lowered levies on dividends and capital gains. Interest rates reached their lowest level in over 50 years, as the Fed's accommodative monetary policy continued unabated. Consumer and business confidence clearly began to rise, and more Americans now own homes than ever before.

    While these positive developments have yet to ignite job creation, capital spending and strong overall economic growth -- with the exception of housing -- we believe that forecasts for accelerated growth in the second half of 2003 and beyond have clearly gained credibility. We believe this renewed optimism has helped the outlook for both real estate and REITs.

    We are very pleased with our performance relative to our benchmarks. The strongest contributors to our out-performance were our overweight in the regional mall sector and our underweight in the apartment, hotel and self storage sectors. Also contributing to our out-performance was our stock selection in the health care, apartment and industrial sectors. Our investment in REIT preferred stocks detracted from our performance, as the total return of these securities, though positive, lagged that of the overall REIT market.

    REITs are operating in an environment that they have never before experienced. In nearly all of the previous cycles that we can remember, when coming out of a recession real estate fundamentals have been dismal, property owners were in distress, and equity and debt capital was unavailable at a reasonable price as investors and lenders shunned the asset class. In this cycle, however, there is virtually no distress on the part of any major property

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

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                                       1

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

owners. While there is no doubt that real estate fundamentals are weak -- vacancy rates are high and many property-level cash flows have been flat or declining -- fundamentals are more disparate across sectors than we have ever seen coming out of a recession. Most notable is the retail sector where occupancies and rents remain very strong. Instead of capital fleeing the industry, it is now more plentiful than ever and has never carried a lower cost. Investors that have been waiting for an opportunity to acquire assets at bargain prices have been disappointed, as prices have remained firm, or even risen, nearly across the board.

    Consequently, the opportunity set for REITs is entirely different from past history. Instead of an asset pricing opportunity, property owners now have a liability pricing opportunity. Record low interest rates have allowed REITs to refinance existing higher cost debt and boost earnings, just as homeowners and homebuyers have been doing as they finance and refinance their mortgages. In addition, REITs have been able to take advantage of the strong demand for property by selling assets, enabling them to reposition and upgrade the quality of their portfolios, while simultaneously strengthening their balance sheets. For some investors, REITs themselves are the opportunity -- there were four major acquisitions of public REITs in the first half of the year, and we suspect that there will be even more merger and acquisition activity in the second half of the year.

    The strong REIT equity market offered renewed opportunities in the first half of the year. Two initial public offerings were completed in late June, as American Financial Realty and Maguire Properties together raised $1.4 billion in common stock. This compares to just one IPO in 2002 (Heritage Properties), which raised $450 million. Lower interest rates enabled REITs to tap the preferred stock market as $1.7 billion was raised in the first half of 2003, compared to $1.2 billion in the first half of 2002. Much of this capital was used to refinance, at lower rates, preferred issues that reached their call dates. An important source of demand for these securities has been mutual funds specializing strictly in preferred stocks. REITs also issued $6.8 billion of unsecured debt, mostly at historically low interest rates.

    Despite such market conditions, equity issuance was modest in the first half of the year, as was demand for REIT shares. Common equity issuance, at $1.4 billion, was at a historical low and well below last year's $2.1 billion pace at mid-year. Capital flows into real estate mutual funds were $1.6 billion, compared to $2.5 billion in the first half of 2002. Largely due to capital appreciation, real estate mutual fund assets stood at a record
$20 billion at mid-year, up from $15 billion just six months ago. Some observers have suggested that REITs were relatively disadvantaged by the recent tax bill's exclusion of REITs from the lowered 15% dividend tax rate for investors, because REITs already don't pay taxes at the corporate level. Nonetheless their substantial dividend yield potential (still superior to nearly all alternatives on an after-tax basis) and growth potential have enabled REITs to remain the investment of choice for many real estate and income-oriented investors.

    Finally, the matter of corporate governance has become one of the most important issues in the financial world. As the nation's leading REIT investor and a very long-term holder of these securities, we view corporate governance as one of our most important responsibilities. While REITs in general tend to score rather well in comparison to other industries, many concerns remain. In the proxy-voting period of 2003, Cohen & Steers voted in opposition to management proposals or directors on 22 separate occasions. Most of these related to poison pills, board classification and independence, and compensation. Our emphasis on corporate governance issues is not new; in 2002 we voted in opposition to management 17 times, and in 2001, 21 times.

--------------------------------------------------------------------------------
                                       2

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

INVESTMENT OUTLOOK

    In our opinion, the single most important investment variable today relates to the current interest rate climate and the prospect of a low-return environment for the foreseeable future. We have experienced a secular re-pricing of the cost of money, as the inflation risk premium has effectively been extinguished from the bond market. As short-term interest rates approach zero, investors, savers, retirees, pension funds, foundations and endowments, and a host of financial managers are at a loss to find appropriate means to fulfill both long-term and short-term obligations. For example, a recent survey by Morgan Stanley Research found that nearly 90% of the 292 S&P 500 component companies they surveyed have annual return expectations of 8% or more for their pension fund assets. These obligations simply cannot be satisfied through U.S. Treasury or investment grade corporate debt securities whose coupons are far below this minimum return expectation. The experience of the equity markets over the past several years has served to rein in exposure to the volatility and low current income of stocks in general. Ironically, despite this aversion to the risk of equity markets, there has been a marked shift towards alternative and riskier investments, including high yield bonds, commodities, foreign securities, hedge funds and other vehicles, a trend that, frankly, we have difficulty figuring out.

    In today's market environment, many investors are finding REITs to be a very appealing asset class. Offering the potential for high income, tangible underlying asset value, low correlation to other assets and long-term growth, REITs are becoming increasingly more appreciated by investors. Further, we believe that the prudent use of leverage -- which is plentiful today at a modern record low cost -- by real estate owners and investors has helped real estate prices have remained firm despite weak fundamentals. Moreover, in our view, it explains why REITs are trading closer to some analysts' net asset value estimates than might otherwise be expected.

    The entire notion of net asset value is subject to considerable debate. It is our opinion that many analysts are underestimating REIT NAVs because they are ignoring three important variables. First, the capitalization rate used to value current rental streams and the discount rate used to value future rental streams are at a low point in history, suggesting that higher valuations are warranted. Second is the replacement cost of REIT assets. From Class A downtown office buildings to dominant regional malls, the cost to replace these assets -- assuming that one could at all -- far exceeds most current value estimates of such properties. And third, since we believe we are just beginning new economic and real estate growth cycles, investors should consider the potential for real assets to appreciate as economic conditions improve. With little or no speculative building taking place, except in the apartment sector, it is unlikely that there will be a glut of new space coming on to the market just as demand is increasing. This should necessarily precipitate an increase in occupancy rates, rents and asset values.

    In our view, the key to continued positive returns from REITs is the future course of the U.S. economy. As mentioned, signs of a recovery are beginning to emerge. In light of the massive fiscal and monetary stimulus currently in place, we are confident that in the coming quarters the economy will demonstrate increasing strength.

    With respect to strategy, we are encouraged that our office sector holdings are beginning to produce positive results. In our opinion, we are early in this cycle and are making few changes except with respect to some individual holdings. We believe that regional malls, the stars of the REIT industry over the past three years, are likely to show the strongest earnings growth and therefore remain a slight overweight position. We continue to

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

maintain a well-below market position in the shopping center sector, based on our belief that this sector is currently trading at the greatest premium to net asset value in our universe. Additionally, we remain underweight in the apartment sector, due to low demand created by ongoing incentives for, and the unparalleled attractiveness of, single-family home ownership.

    In light of the continued bull market for bonds, which only seemed to accelerate during the second quarter, some comments regarding our thoughts on REIT preferred stocks are in order. The good news for REITs is that strength in the bond market and demand generated by significant capital entering the market have presented very attractively priced opportunities. Many companies have taken advantage by issuing new preferreds, with proceeds being used to redeem higher-priced existing preferreds and for other corporate purposes. However, these factors have made REIT preferred stocks less attractive. As a result, we marginally reduced our allocation to REIT preferreds during the quarter. Subsequent to quarter-end, we have observed a reversal in the strength of the bond market, and will look to take advantage if REIT preferred pricing adjusts accordingly.

    When any sector performs as well as -- and for as long as -- REITs have, an abundance of skeptics invariably appear, both among industry analysts as well as outside observers. We remain firm in our belief that we are at the beginning of a new cycle and that real estate owners are entering the new cycle in a very strong position. Further, we are not inclined to be market timers because we have not seen any timing strategies that have been consistently successful. We are confident that REITs will continue to play an important role in investors' portfolio needs.

Sincerely,

             MARTIN COHEN            ROBERT H. STEERS
             MARTIN COHEN            ROBERT H. STEERS
             President               Chairman

                              GREG E. BROOKS
                              GREG E. BROOKS
                              Portfolio Manager


--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

--------------------------------------------------------------------
           Cohen & Steers is online at COHENANDSTEERS.COM

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general. Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

               So visit us today at COHENANDSTEERS.COM
--------------------------------------------------------------------

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2003 (UNAUDITED)

                                                        NUMBER        VALUE         DIVIDEND
                                                       OF SHARES     (NOTE 1)       YIELD(a)
                                                       ---------   ------------   ------------
EQUITIES                                    145.08%
  COMMON STOCK                              128.02%
    DIVERSIFIED                              15.86%
         Colonial Properties Trust..................     514,400   $ 18,101,736       7.56%
         Crescent Real Estate Equities Co...........   1,237,400     20,553,214       9.03
         iStar Financial............................     200,300      7,310,950       7.26
         Vornado Realty Trust.......................     768,500     33,506,600       6.24
                                                                   ------------
                                                                     79,472,500
                                                                   ------------
    HEALTH CARE                              15.17%
         Health Care Property Investors.............     507,400     21,488,390       7.84
         Health Care REIT...........................     555,800     16,951,900       7.67
         Nationwide Health Properties...............   1,009,400     16,079,742       9.29
         Ventas.....................................   1,420,500     21,520,575       7.06
                                                                   ------------
                                                                     76,040,607
                                                                   ------------
    INDUSTRIAL                                6.80%
         First Industrial Realty Trust..............     464,300     14,671,880       8.67
         Keystone Property Trust....................   1,050,000     19,435,500       7.02
                                                                   ------------
                                                                     34,107,380
                                                                   ------------
    OFFICE                                   40.87%
         Arden Realty...............................     758,400     19,680,480       7.78
         Boston Properties..........................     396,300     17,357,940       5.75
         Brandywine Realty Trust....................   1,021,000     25,137,020       7.15
         CarrAmerica Realty Corp....................     760,500     21,149,505       7.19
         Equity Office Properties Trust.............   1,472,600     39,774,926       7.40
         Highwoods Properties.......................     893,100     19,916,130       7.62
         Mack-Cali Realty Corp......................     850,900     30,955,742       6.93
         Maguire Properties.........................     292,500      5,630,625       8.31
         Prentiss Properties Trust..................     840,400     25,203,596       7.47
                                                                   ------------
                                                                    204,805,964
                                                                   ------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                      6

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2003 (UNAUDITED)

                                                        NUMBER        VALUE         DIVIDEND
                                                       OF SHARES     (NOTE 1)        YIELD
                                                       ---------   ------------   ------------
    OFFICE/INDUSTRIAL                        11.83%
         Kilroy Realty Corp. .......................     114,100   $  3,137,750       7.20%
         Liberty Property Trust.....................     856,800     29,645,280       6.94
         Mission West Properties....................     898,700     10,218,219       8.44
         Reckson Associates Realty Corp. ...........     780,900     16,289,574       8.15
                                                                   ------------
                                                                     59,290,823
                                                                   ------------
    RESIDENTIAL -- APARTMENT                 18.35%
         Archstone-Smith Trust......................     976,500     23,436,000       7.13
         AvalonBay Communities......................     547,500     23,345,400       6.57
         Camden Property Trust......................     507,200     17,726,640       7.27
         Gables Residential Trust...................     466,500     14,102,295       7.97
         Home Properties of New York................     303,100     10,681,244       6.92
         Mid-America Apartment Communities..........       1,100         29,711       8.66
         Post Properties............................     100,400      2,660,600       6.79
                                                                   ------------
                                                                     91,981,890
                                                                   ------------
    SELF STORAGE                              0.08%
         Sovran Self Storage........................      12,300        387,450       7.62
                                                                   ------------
    SHOPPING CENTER                          19.06%
      COMMUNITY CENTER                        6.72%
         Federal Realty Investment Trust............     191,800      6,137,600       6.06
         Heritage Property Investment Trust.........     347,800      9,418,424       7.75
         Kramont Realty Trust.......................     230,500      3,803,250       7.88
         Ramco-Gershenson Properties Trust..........     613,400     14,292,220       7.21
                                                                   ------------
                                                                     33,651,494
                                                                   ------------
      REGIONAL MALL                          12.34%
         CBL & Associates Properties................      83,500      3,590,500       6.09
         Glimcher Realty Trust......................     594,700     13,321,280       8.57
         Macerich Co................................     637,200     22,384,836       6.49
         Mills Corp.................................     672,200     22,552,310       6.74
                                                                   ------------
                                                                     61,848,926
                                                                   ------------
         TOTAL SHOPPING CENTER......................                 95,500,420
                                                                   ------------
             TOTAL COMMON STOCK (Identified
                cost -- $589,938,207)...............                641,587,034
                                                                   ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2003 (UNAUDITED)

                                                        NUMBER        VALUE         DIVIDEND
                                                       OF SHARES     (NOTE 1)        YIELD
                                                       ---------   ------------   ------------
PREFERRED STOCK                              17.06%
    DIVERSIFIED                               2.14%
         Colonial Properties Trust, 8.125%, Series
           D........................................     190,300   $  4,983,957       7.75%
         Crescent Real Estate Equities Co., 6.75%,
           Series A (Convertible)...................      10,900        237,620       7.75
         Crescent Real Estate Equities Co., 9.50%,
           Series B.................................      89,100      2,494,800       8.50
         Newcastle Investment Corp., 9.75%, Series
           B........................................     111,300      3,027,360       8.97
                                                                   ------------
                                                                     10,743,737
                                                                   ------------
    HEALTH CARE                               0.20%
         Health Care Property Investors, 8.70%,
           Series B.................................      12,900        326,628       8.61
         Health Care REIT, 8.875%, Series B.........      26,400        659,208       8.89
                                                                   ------------
                                                                        985,836
                                                                   ------------
    HOTEL                                     1.29%
         FelCor Lodging Trust, $1.95, Series A
           (Convertible)............................      26,500        520,725       9.92
         FelCor Lodging Trust, 9.00%, Series B......      25,100        554,208      10.19
         Host Marriott Corp., 10.00%, Series A......      11,100        276,945      10.02
         Host Marriott Corp., 10.00%, Series B......      61,400      1,535,000      10.00
         Host Marriott Corp., 10.00%, Series C......      86,300      2,154,911      10.01
         Host Marriott Financial Trust, 6.75% QUIPS
           (Convertible)(a).........................      17,300        703,954       8.31
         LaSalle Hotel Properties, 10.25%, Series
           A........................................      25,400        701,040       9.28
                                                                   ------------
                                                                      6,446,783
                                                                   ------------
    INDUSTRIAL                                0.83%
         Keystone Property Trust, 9.125%, Series
           D........................................     149,900      4,159,725       8.22
                                                                   ------------
    OFFICE                                    3.12%
         Alexandria Real Estate Equities, 9.10%,
           Series B.................................       2,000         56,500       8.07
         CarrAmerica Realty Corp., 8.57%, Series
           B........................................         123          3,143       8.39
         CarrAmerica Realty Corp., 8.55%, Series
           C........................................      37,900        961,523       8.44
         HRPT Properties Trust, 8.75%, Series B(b)..     400,000     11,020,000       7.95
         Highwoods Properties, 8.625%, Series A.....       2,679      2,657,233       8.70
         Highwoods Properties, 8.00%, Series D......      37,000        920,190       8.04
                                                                   ------------
                                                                     15,618,589
                                                                   ------------

-------------------
(a) QUIPS Quarterly Income Preferred Securities.

(b) 120,000 shares segregated as collateral for the interest rate swap transactions (See Note 6).

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                      8

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2003 (UNAUDITED)

                                                        NUMBER        VALUE         DIVIDEND
                                                       OF SHARES     (NOTE 1)        YIELD
                                                       ---------   ------------   ------------
    OFFICE/INDUSTRIAL                         0.36%
         Reckson Associates Realty Corp., 7.625%,
           Series A.................................      73,300   $  1,781,190       7.86%
                                                                   ------------
    RESIDENTIAL -- APARTMENT                  0.31%
         Apartment Investment & Management Co.,
           9.375%, Series G.........................       2,500         69,125       8.46
         Apartment Investment & Management Co.,
           10.10%, Series Q.........................       5,800        156,658       9.37
         Apartment Investment & Management Co.,
           10.00%, Series R.........................         100          2,725       9.17
         Post Properties, 8.50%, Series A...........
                                                          12,000        663,000       7.69
         United Dominion Realty Trust, 8.60%, Series
           B........................................      25,000        677,500       7.93
                                                                   ------------
                                                                      1,569,008
                                                                   ------------
    SHOPPING CENTER                           8.81%
      COMMUNITY CENTER                        1.78%
         Commercial Net Lease Realty, 9.00%, Series
           A........................................      28,000        770,560       8.23
         Developers Diversified Realty Corp., 8.68%,
           Series D.................................       9,500        240,540       8.57
         Developers Diversified Realty Corp., 8.60%,
           Series F.................................      23,200        623,152       8.00
         Federal Realty Investment Trust, 8.50%,
           Series B.................................      20,000        544,000       7.83
         Ramco-Gershenson Property Trust, 9.50%,
           Series B.................................     189,100      5,209,705       8.64
         Urstadt Biddle Properties, 8.50%, Series C,
           144A(c)..................................      16,000      1,559,760       8.72
                                                                   ------------
                                                                      8,947,717
                                                                   ------------
      OUTLET CENTER                           0.76%
         Chelsea Property Group, 8.375%, Series A...
                                                          70,800      3,823,200       7.76
                                                                   ------------
      REGIONAL MALL                           6.27%
         Crown American Realty Trust, 11.00%, Series
           A........................................      98,300      5,794,785       9.33
         Mills Corp., 9.00%, Series B(d)............     714,100     19,637,750       8.18
         Mills Corp., 9.00%, Series C...............     140,000      3,850,000       8.18
         Mills Corp., 8.75%, Series E...............      80,000      2,116,000       8.28
                                                                   ------------
                                                                     31,398,535
                                                                   ------------
         TOTAL SHOPPING CENTER......................
                                                                     44,169,452
                                                                   ------------
             TOTAL PREFERRED STOCK (Identified
                cost -- $78,936,956)................                 85,474,320
                                                                   ------------
             TOTAL EQUITIES (Identified
                cost -- $668,875,163)...............                727,061,354
                                                                   ------------

-------------------
(c) As of June 30, 2003, this security is subject to Rule 144A and is pending registration with the Securities and Exchange Commission. The fund prices this security at fair value using procedures approved by the fund's board of directors.

(d) 192,000 shares segregated as collateral for the interest rate swap transactions (See Note 6).

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                      9

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2003 (UNAUDITED)

                                                                 PRINCIPAL        VALUE
                                                                  AMOUNT        (NOTE 1)
                                                                  ------        --------
CORPORATE BOND                                         2.98%
         HMH Properties, 7.875%, due 8/1/08..................   $ 4,000,000   $   4,080,000
         Host Marriott, LP, 9.50% due 1/15/07................     5,000,000       5,400,000
         Ventas Realty, LP, 9.00%, due 5/1/12................     5,000,000       5,475,000
                                                                              -------------
         TOTAL CORPORATE BOND (Identified
           cost -- $13,504,985)..............................                    14,955,000
                                                                              -------------
COMMERCIAL PAPER                                       0.18%
         State Street Boston Corp., 1.10%, due 7/1/03
           (Identified cost -- $907,000).....................
                                                                    907,000         907,000
                                                                              -------------
TOTAL INVESTMENTS (Identified
  cost -- $683,287,148) ............................ 148.24%                    742,923,354
LIABILITIES IN EXCESS OF OTHER ASSETS ..............  (0.35)%                    (1,773,631)
LIQUIDATION VALUE OF TAXABLE AUCTION MARKET PREFERRED SHARES:
  SERIES M, SERIES T, SERIES TH, AND SERIES F (Equivalent to
  $25,000 per share based on 2,400 shares outstanding per
  class) ........................................... (47.89)%                  (240,000,000)
                                                     ------                   -------------
NET ASSETS -- COMMON STOCK (Equivalent to $15.82 per share
  based on 31,681,637 shares of capital stock
  outstanding) ..................................... 100.00%                  $ 501,149,723
                                                     ------                   -------------
                                                     ------                   -------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2003 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
      cost -- $683,287,148) (Note 1)........................  $742,923,354
    Cash....................................................           555
    Dividends and interest receivable.......................     5,336,837
    Receivable for investment securities sold...............     2,019,109
    Other assets............................................        36,679
                                                              ------------
        Total Assets........................................   750,316,534
                                                              ------------
LIABILITIES:
    Unrealized depreciation on interest rate swap
      transactions (Note 6).................................     8,382,329
    Payable to investment manager...........................       330,661
    Payable for investment securities purchased.............       163,142
    Payable for dividends declared on preferred shares......       110,712
    Other liabilities.......................................       179,967
                                                              ------------
        Total Liabilities...................................     9,166,811
                                                              ------------
LIQUIDATION VALUE OF PREFERRED SHARES:
    Taxable auction market preferred shares, Series M
      ($25,000 liquidation value, $0.001 par value, 2,400
      shares issued and outstanding) (Notes 1 and 5)........    60,000,000
    Taxable auction market preferred shares, Series T
      ($25,000 liquidation value, $0.001 par value, 2,400
      shares issued and outstanding) (Notes 1 and 5)........    60,000,000
    Taxable auction market preferred shares, Series TH
      ($25,000 liquidation value, $0.001 par value, 2,400
      shares issued and outstanding) (Notes 1 and 5)........    60,000,000
    Taxable auction market preferred shares, Series F
      ($25,000 liquidation value, $0.001 par value, 2,400
      shares issued and outstanding) (Notes 1 and 5)........    60,000,000
                                                              ------------
                                                               240,000,000
                                                              ------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES................  $501,149,723
                                                              ------------
                                                              ------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
    Common stock ($0.001 par value, 31,681,637 shares issued
      and outstanding) (Notes 1 and 5)......................  $447,927,288
    Undistributed net investment income.....................     1,375,219
    Accumulated net realized gain on investments............       593,339
    Net unrealized appreciation/(depreciation) on
      investments and interest rate swap transactions.......    51,253,877
                                                              ------------
                                                              $501,149,723
                                                              ------------
                                                              ------------
NET ASSET VALUE PER COMMON SHARE:
    ($501,149,723[div]31,681,637 shares outstanding)........  $      15.82
                                                              ------------
                                                              ------------
MARKET PRICE PER COMMON SHARE...............................  $      15.90
                                                              ------------
                                                              ------------
MARKET PRICE PREMIUM TO NET ASSET VALUE PER COMMON SHARE....          0.51%
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

Investment Income (Note 1):
    Dividend income.........................................  $ 26,113,401
    Interest income.........................................       650,395
                                                              ------------
         Total Income.......................................    26,763,796
                                                              ------------
Expenses:
    Investment management fees (Note 2).....................     2,697,993
    Auction agent fees......................................       250,801
    Administration fees (Note 2)............................       139,956
    Reports to shareholders.................................        88,348
    Custodian fees and expenses.............................        36,101
    Directors' fees and expenses (Note 2)...................        22,071
    Transfer agent fees and expenses........................        10,908
    Miscellaneous...........................................        37,280
                                                              ------------
         Total Expenses.....................................     3,283,458
    Reduction of Expenses (Note 2)..........................      (843,123)
                                                              ------------
         Net Expenses.......................................     2,440,335
                                                              ------------
Net Investment Income.......................................    24,323,461
                                                              ------------
Net Realized and Unrealized Gain/(Loss) on Investments (Note
  1):
    Net realized loss on investments........................      (625,685)
    Net realized loss on interest rate swap transactions....    (1,998,709)
    Net change in unrealized appreciation on investments....    73,276,963
    Net change in unrealized depreciation on interest rate
       swap transactions....................................    (3,876,778)
                                                              ------------
         Net realized and unrealized gain/(loss) on
            investments.....................................    66,775,791
                                                              ------------
Net Increase Resulting from Operations......................    91,099,252
                                                              ------------
Less Dividends and Distributions to Preferred Shareholders
  from:
    Net investment income...................................    (1,606,056)
                                                              ------------
Net Increase in Net Assets from Operations Applicable to
  Common Shares.............................................  $ 89,493,196
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

   STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES (UNAUDITED)

                                                                        FOR THE PERIOD
                                                        FOR THE SIX    AUGUST 30, 2002(a)
                                                       MONTHS ENDED         THROUGH
                                                       JUNE 30, 2003   DECEMBER 31, 2002
                                                       -------------   -----------------
Change in Net Assets Applicable to Common Shares:
    From Operations:
         Net investment income......................   $ 24,323,461      $ 14,174,056 (b)
         Net realized loss on investments and
            interest rate swap transactions.........     (2,624,394)         (955,749)(b)
         Net change in unrealized
            appreciation/(depreciation) on
            investments and interest rate swap
            transactions............................     69,400,185          (955,749)(b)
                                                       ------------      ------------
              Net increase/(decrease) resulting from
                operations..........................     91,099,252        (4,928,001)
                                                       ------------      ------------
    Less Dividends and Distributions to Preferred
       Shareholders from:
         Net investment income......................     (1,606,056)         (806,188)
         Net realized gain on investments...........             --           (99,068)
                                                       ------------      ------------
              Total dividends and distributions to
                preferred shareholders..............     (1,606,056)         (905,256)
                                                       ------------      ------------
              Net increase/(decrease) in net assets
                from operations applicable to common
                shares..............................     89,493,196        (5,833,257)
                                                       ------------      ------------
    Less Dividends and Distributions to Common
       Shareholders from:
         Net investment income......................    (21,342,186)       (8,099,958)
         Net realized gain on investments...........             --          (995,360)
         Tax return of capital......................             --        (1,953,299)
                                                       ------------      ------------
              Total dividends and distributions to
                common shareholders.................    (21,342,186)      (11,048,617)
                                                       ------------      ------------
    Capital Stock Transactions (Note 5):
         Increase in net assets from common share
            transactions............................             --       451,007,250
         Increase in net assets from shares issued
            to common shareholders for reinvestment
            of dividends............................      1,546,196           198,866
         Decrease in net assets from underwriting
            commissions and offering expenses from
            issuance of preferred shares............             --        (2,972,000)
                                                       ------------      ------------
              Net increase in net assets from
                capital stock transactions..........      1,546,196       448,234,116
                                                       ------------      ------------
              Total increase in net assets
                applicable to common shares.........     69,697,206       431,352,242
    Net Assets Applicable to Common Shares:
         Beginning of period........................    431,452,517           100,275
                                                       ------------      ------------
         End of period..............................   $501,149,723      $431,452,517
                                                       ------------      ------------
                                                       ------------      ------------

-------------------
(a) Commencement of operations.
(b) See Note 1.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                               FOR THE PERIOD
                                                               FOR THE SIX    AUGUST 30, 2002(a)
                                                              MONTHS ENDED         THROUGH
                                                              JUNE 30, 2003   DECEMBER 31, 2002
                                                              -------------   -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value per common share, beginning of period.......    $  13.67          $  14.33 (b)
                                                                --------          --------
Income from investment operations:
    Net investment income...................................        0.77              0.42 (b)
    Net realized and unrealized gain/(loss) on
      investments...........................................        2.11             (0.58)(b)
                                                                --------          --------
        Total income from investment operations.............        2.88             (0.16)
                                                                --------          --------
Less dividends and distributions to preferred shareholders
  from:
    Net investment income...................................       (0.05)            (0.03)
                                                                --------          --------
        Total dividends and distributions to preferred
          shareholders......................................       (0.05)            (0.03)
                                                                --------          --------
        Total from investment operations applicable to
          common shares.....................................        2.83             (0.19)
                                                                --------          --------
Less: Offering and organization costs charged to paid-in
  capital -- common shares..................................          --             (0.03)
   Offering and organization costs charged to paid-in
    capital -- preferred shares.............................          --             (0.10)
   Anti-dilutive effect of common share offering............          --              0.01
                                                                --------          --------
        Total offering and organization costs...............          --             (0.12)
                                                                --------          --------
Less dividends and distributions to common shareholders
  from:
    Net investment income...................................       (0.68)            (0.26)
    Net realized gain on investments........................          --             (0.03)
    Tax return of capital...................................          --             (0.06)
                                                                --------          --------
        Total dividends and distributions to common
          shareholders......................................       (0.68)            (0.35)
                                                                --------          --------
Net increase/(decrease) in net asset value per common
  share.....................................................        2.15             (0.66)
                                                                --------          --------
Net asset value, per common share, end of period............    $  15.82          $  13.67
                                                                --------          --------
                                                                --------          --------
Market value, per common share, end of period...............    $  15.90          $  13.46
                                                                --------          --------
                                                                --------          --------
------------------------------------------------------------------------
Net asset value total return(c).............................       21.39%(d)         -2.11%(d)
                                                                --------          --------
                                                                --------          --------
Market value return(c)......................................       23.90%(d)         -7.92%(d)
                                                                --------          --------
                                                                --------          --------
------------------------------------------------------------------------

-------------------

(a) Commencement of operations.
(b) See Note 1.
(c) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.
(d) Not annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                FINANCIAL HIGHLIGHTS (UNAUDITED) -- (CONTINUED)

                                                                               FOR THE PERIOD
                                                               FOR THE SIX    AUGUST 30, 2002(a)
                                                              MONTHS ENDED         THROUGH
                                                              JUNE 30, 2003   DECEMBER 31, 2002
                                                              -------------   -----------------
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shares, end of period (in
  millions).................................................    $  501.1          $  431.5
                                                                --------          --------
                                                                --------          --------
Ratio of expenses to average daily net assets applicable to
  common shares (before expense reduction)..................        1.50%(d)          1.46%(c),(d)
                                                                --------          --------
                                                                --------          --------
Ratio of expenses to average daily net assets applicable to
  common shares (net of expense reduction)..................        1.12%(d)          1.12%(c),(d)
                                                                --------          --------
                                                                --------          --------
Ratio of net investment income to average daily net assets
  applicable to common shares (before expense reduction)....       10.76%(d)          9.52%(c),(d)
                                                                --------          --------
                                                                --------          --------
Ratio of net investment income to average daily net assets
  applicable to common shares (net of expense reduction)....       11.14%(d)          9.86%(c),(d)
                                                                --------          --------
                                                                --------          --------
Ratio of expenses to average daily managed assets (before
  expense reduction)(b).....................................        0.97%(d)          1.08%(c),(d)
                                                                --------          --------
                                                                --------          --------
Ratio of expenses to average daily managed assets (net of
  expense reduction)(b).....................................        0.72%(d)          0.83%(c),(d)
                                                                --------          --------
                                                                --------          --------
Portfolio turnover rate.....................................       14.01%(e)          1.19%(e)
                                                                --------          --------
                                                                --------          --------
PREFERRED SHARES:
Liquidation value, end of period (in 000's).................    $240,000          $240,000
                                                                --------          --------
                                                                --------          --------
Total shares outstanding (in 000's).........................          10                10
                                                                --------          --------
                                                                --------          --------
Asset coverage per share....................................    $ 77,203          $ 69,943
                                                                --------          --------
                                                                --------          --------
Liquidation preference per share............................    $ 25,000          $ 25,000
                                                                --------          --------
                                                                --------          --------
Average market value per share(f)...........................    $ 25,000          $ 25,000
                                                                --------          --------
                                                                --------          --------

-------------------

(a) Commencement of operations.
(b) Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.
(c) See Note 1.
(d) Annualized.
(e) Not annualized.
(f) Based on weekly prices.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Premium Income Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on April 11, 2002 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company. The fund had no operations until August 12, 2002 when it sold 7,000 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on August 30, 2002.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the board of directors shall determine in good faith to reflect its fair market value.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the official closing prices as reported by Nasdaq, the National Quotations Bureau or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the board of directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Interest Rate Swaps: The fund uses interest rate swaps in connection with the leverage created by the sale of taxable auction market preferred shares. The interest rate swaps are intended to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate nature of leverage. In an interest rate swap, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the taxable auction market preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument.

    Revision of Financial Information: As required, effective January 1, 2003, the fund has adopted the requirements of EITF Issue 02-3, Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Contracts Involved in Energy Trading and Risk Management Activities, which requires that periodic payments under interest rate swap transactions be reported as a component of realized and unrealized gains/losses on the fund's statement of operations. The fund has reclassified amounts previously reported as interest expense on interest rate swap transactions, thereby revising certain amounts in the Statement of Changes in Net Assets and the Financial Highlights. For the period ended December 31, 2002, net investment income was increased by $718,032 ($0.02 per share), and net realized loss on investments and interest rate swap transactions and net change in unrealized depreciation on investments and interest rate swap transactions were increased by $584,694 and $133,338, respectively (a total of $0.02 per share).

    Additionally, the ratios of net investment income to average daily net assets applicable to common shares (before expense reduction and net of expense reduction) increased 0.50% for the period ended December 31, 2002, the ratios of expenses to average daily net assets applicable to common shares (before expense reduction and net of expense reduction) decreased 0.50% for the period ended December 31, 2002, and the ratios of expenses to average daily managed assets (before expense reduction and net of expense reduction) decreased 0.37% for the period ended December 31, 2002. The reclassifications had no effect on net assets or on the net increase in net assets from operations applicable to common shares.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums of securities purchased are amortized using the scientific method over their respective lives.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to common shareholders monthly. Dividends to shareholders are recorded on the ex-dividend date. A portion of the

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principals.

    Series M, Series T, and Series F preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. Dividends for Series M, Series T, and Series F preferred shares are accrued for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

    Series TH preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. Dividends for Series TH preferred shares are accrued for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the investment manager to the fund, pursuant to an investment management agreement (the management agreement). The investment manager furnishes a continuous investment program for the fund's portfolio, makes the day-to-day investment decisions for the fund and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the general supervision of the board of directors of the fund. The investment manager also performs certain administrative services for the fund.

    For the services under the management agreement, the fund pays the investment manager a monthly management fee, computed daily and payable monthly at an annual rate of 0.80% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares. For the six months ended
June 30, 2003, the fund incurred investment management fees of $2,697,993.

    The investment manager has contractually agreed to waive its investment management fee in the amount of 0.25% of average daily managed asset value for the first five fiscal years of the fund's operations, 0.20% of average daily managed asset value in year six, 0.15% of average daily managed asset value in year seven, 0.10% of average

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

daily managed asset value in year eight, and 0.05% of average daily managed asset value in year nine. As long as this expense cap continues, it may lower the fund's expenses and increase its total return. For the six months ended June 30, 2003, the investment manager waived management fees of $843,123.

    Administration Fees: Pursuant to an administration agreement, the investment manager also performs certain administrative and accounting functions for the fund and receives a fee of 0.02% of the fund's average daily managed asset value. For the six months ended June 30, 2003, the fund incurred $67,450 in administration fees.

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the investment manager. None of the directors and officers so affiliated received compensation for their services. For the six months ended June 30, 2003, fees and related expenses accrued for nonaffiliated directors totaled $22,071.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2003, totaled $113,615,850 and $94,459,921, respectively.

NOTE 4. INCOME TAXES

    At June 30, 2003 the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost....................................  $683,287,148
                                                    ------------
                                                    ------------
Gross unrealized appreciation.....................  $ 63,196,304
Gross unrealized depreciation.....................    (3,560,098)
                                                    ------------
Net unrealized depreciation on investments........    59,636,206
Net unrealized depreciation on interest rate swap
  transactions....................................    (8,382,329)
                                                    ------------
Net unrealized depreciation.......................  $ 51,253,877
                                                    ------------
                                                    ------------

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to return of capital and capital gain distributions received by the fund on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically reclassified as ordinary income for tax purposes.

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 5. CAPITAL STOCK

    During the six months ended June 30, 2003, the fund issued 109,352 shares of common stock for the reinvestment of dividends.

    On August 30, 2002, the fund completed the initial public offering of 28,500,000 shares of common stock. Proceeds paid to the fund amounted to $407,407,500 after deduction of underwriting commissions and offering expenses of $20,092,500.

    On September 13, 2002, the fund completed a subsequent offering of 2,000,000 shares of common stock. Proceeds paid to the fund amounted to $28,590,000 after deduction of underwriting commissions and offering expenses of $1,410,000.

    On October 1, 2002, the fund's underwriters exercised an option to purchase an additional 1,050,000 shares. Proceeds paid to the fund amounted to $15,009,750 after deduction of underwriting commissions and offering expenses of $740,250.

    During the period August 30, 2002 (commencement of operations) through December 31, 2002, the fund issued 15,285 shares of common stock for the reinvestment of dividends.

    On October 15, 2002, the fund issued 2,400 taxable auction market preferred shares, Series M (par value $0.001), 2,400 taxable auction market preferred shares, Series T (par value $0.001), 2,400 taxable auction market preferred shares, Series TH (par value $0.001), and 2,400 taxable auction market preferred shares, Series F (par value $0.001) (together referred to as preferred shares). Proceeds paid to the fund amounted to $237,028,000 after deduction of underwriting commissions and offering expenses of $2,972,000. This issue has received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class. In addition, the affirmative vote of the holders a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the taxable auction market preferred shares and (2) any matter that materially and adversely affects the rights, preferences, or powers of that series.

NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap agreements with Merrill Lynch Derivative Products and UBS Warburg. Under the agreements the fund receives a floating rate and pays a respective fixed rate. Details of the swaps at June 30, 2003 are as follows:

                              NOTIONAL                  FLOATING RATE(a)                       UNREALIZED
       COUNTERPARTY            AMOUNT      FIXED RATE   (RESET MONTHLY)    TERMINATION DATE   DEPRECIATION
--------------------------   -----------   ----------   ----------------   ----------------   ------------
Merrill Lynch Derivative
  Products                   $38,000,000    2.9300%          1.108%        October 18, 2005   $(1,118,048)
Merrill Lynch Derivative
  Products                   $38,000,000    3.6600%          1.108%        October 18, 2007    (1,865,165)
Merrill Lynch Derivative
  Products                   $38,000,000    4.1600%          1.108%        October 18, 2009    (2,327,279)
UBS Warburg                  $22,000,000    2.9200%          1.108%        October 18, 2005      (645,751)
UBS Warburg                  $22,000,000    3.6425%          1.108%        October 18, 2007    (1,072,255)
UBS Warburg                  $22,000,000    4.1650%          1.108%        October 19, 2009    (1,353,831)
                                                                                              -----------
                                                                                              $(8,382,329)
                                                                                              -----------
                                                                                              -----------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate).

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                                       21

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                         AVERAGE ANNUAL TOTAL RETURN(a)
                    (PERIOD ENDED JUNE 30, 2003) (UNAUDITED)

                                SINCE INCEPTION
                                   (8/30/02)

                                     19.07%


---------------------------------------------------------------------
                        REINVESTMENT PLAN
   We urge shareholders who want to take advantage of this plan and whose shares are held in 'street name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate
---------------------------------------------------------------------


---------------------------------------------------------------------
   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may
   purchase, from time to time, shares of its common stock in the open market.
---------------------------------------------------------------------



-------------------

(a) Based on net asset value.

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                                       22

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                                 PROXY RESULTS

    Cohen & Steers Premium Income Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 24, 2003. The description of each proposal and number of shares voted are as follows:

Common Shares

---------------------------------------------------------------------------------------
                                                        SHARES VOTED     SHARES VOTED
                                                            FOR      AUTHORITY WITHHELD
---------------------------------------------------------------------------------------
1. To elect Directors
  Gregory C. Clark....................................   31,204,602         244,973
  Bonnie Cohen........................................   31,194,927         254,648
  George Grossman.....................................   31,200,317         249,258
  Richard J. Norman...................................   31,202,276         247,299
  Robert H. Steers....................................   31,114,192         335,383


-------------------------------------------------------------------------------------------
                                                 SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                     FOR         AGAINST        ABSTAIN
-------------------------------------------------------------------------------------------
2. To ratify PricewaterhouseCoopers LLP as the
   fund's independent accountants..............   31,098,751      182,280        168,544

Preferred Shares

-------------------------------------------------------------------------------------------
                                                        SHARES VOTED      SHARES VOTED
                                                           FOR         AUTHORITY WITHHELD
-------------------------------------------------------------------------------------------
1. To elect Directors
   Martin Cohen.......................................       5,488                2
   Willard H. Smith Jr. ..............................       5,488                2

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                                       23

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.


-----------------------------------------------------------------------
                           PRIVACY POLICY
    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information.
    The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal information about
    its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with
    organizations, such as the fund's transfer agent, that
    assist the fund in carrying out its daily business
    operations. These organizations will use this information
    only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the
    adviser who have a legitimate business need for the
    information.
-----------------------------------------------------------------------

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                                       24

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                  MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

               FOR HIGH CURRENT INCOME:                               FOR TOTAL RETURN:

                    COHEN & STEERS                                     COHEN & STEERS
                  EQUITY INCOME FUND                                    REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

              FOR CAPITAL APPRECIATION:                               FOR TOTAL RETURN:

                    COHEN & STEERS                                     COHEN & STEERS
                 SPECIAL EQUITY FUND                            INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF REITS AND OTHER REAL ESTATE COMPANIES            CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              REITS
      SYMBOL: CSSPX                                       OFFERS LOW TOTAL EXPENSE RATIO
                                                          HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

                                                           COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

 Robert H. Steers                      INVESTMENT MANAGER
 Director and chairman                 Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
 Martin Cohen                          New York, NY 10017
 Director and president                (212) 832-3232

 Gregory C. Clark                      FUND SUBADMINISTRATOR AND CUSTODIAN
 Director                              State Street Bank and Trust Company
                                       225 Franklin Street
 Bonnie Cohen                          Boston, MA 02110
 Director
                                       TRANSFER AGENT -- COMMON SHARES
 George Grossman                       Equiserve Trust Company
 Director                              150 Royall Street
                                       Canton, MA 02021
 Richard J. Norman                     (800) 426-5523
 Director
                                       TRANSFER AGENT -- PREFERRED SHARES
 Willard H. Smith Jr.                  The Bank of New York
 Director                              100 Church Street
                                       New York, NY 10007
 Greg E. Brooks
 Vice president                        LEGAL COUNSEL
                                       Simpson Thacher & Bartlett
 Adam Derechin                         425 Lexington Avenue
 Vice president and assistant          New York, NY 10017
 treasurer
                                       New York Stock Exchange Symbol: RPF
 Lawrence B. Stoller                   Web site: cohenandsteers.com
 Assistant secretary
                                       This report is for shareholder
                                       information. This is not a prospectus
                                       intended for use in the purchase or
                                       sale of fund shares. Past performance
                                       is of course no guarantee of future
                                       results and your investment may be
                                       worth more or less at the time you
                                       sell.


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                                       26

COHEN & STEERS
PREMIUM INCOME REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017



      COHEN & STEERS
--------------------------
PREMIUM INCOME REALTY FUND


--------------------------
    SEMIANNUAL REPORT
      JUNE 30, 2003




                         STATEMENT OF DIFFERENCES
                         ------------------------

The division sign shall be expressed as................................. [div]
The section symbol shall be expressed as ............................... 'SS'